                                                           EXHIBIT 10.9

                                                    Form of Registration Rights
                                                    and Lock-up Agreement









                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                                 BY AND BETWEEN

                            BOSTON PROPERTIES, INC.

                                    AND THE

                              HOLDERS NAMED HEREIN

                              ______________, 1997

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
1.   CERTAIN DEFINITIONS...............................................    1
2.   LOCK-UP AGREEMENT.................................................    3
3.   REGISTRATION......................................................    4
4.   STATE SECURITIES LAWS.............................................    7
5.   EXPENSES..........................................................    7
6.   INDEMNIFICATION BY THE COMPANY....................................    8
7.   COVENANTS OF HOLDERS..............................................    8
8.   SUSPENSION OF REGISTRATION REQUIREMENT; RESTRICTION ON SALES......    9
9.   BLACK-OUT PERIOD..................................................   10
10.  ADDITIONAL SHARES.................................................   10
11.  CONTRIBUTION......................................................   10
12.  NO OTHER OBLIGATION TO REGISTER...................................   11
13.  AMENDMENTS AND WAIVERS............................................   11
14.  NOTICES...........................................................   11
15.  SUCCESSORS AND ASSIGNS............................................   12
16.  COUNTERPARTS......................................................   12
17.  GOVERNING LAW.....................................................   12
18.  SEVERABILITY......................................................   12
19.  ENTIRE AGREEMENT..................................................   12
20.  THIRD PARTY BENEFICIARY...........................................   13

SCHEDULE A       Affiliated Holders ...................................   16


                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

     This Registration Rights and Lock-Up Agreement (this "AGREEMENT") is entered into as of ______________, 1997 by and between Boston Properties, Inc., a Delaware corporation (the "COMPANY"), and certain shareholders of the Company or partners of Boston Properties Limited Partnership, a Delaware limited partnership, who have executed a signature page to this Agreement (each a "HOLDER" and, collectively, the "HOLDERS").

     WHEREAS, the Holders have or are to receive shares of common stock of the Company, $.01 par value ("COMMON SHARES"), or units of limited partnership interest in Boston Properties Limited Partnership ("UNITS"), in each case issued without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in connection with the formation transactions described in the Registration Statement on Form S-11 (File No. 333-_______), as amended, relating to the Offering (as defined below);

     WHEREAS, in order to induce the representatives of the several underwriters to enter into the Purchase Agreement between the Company and such representatives related to the Offering, the Affiliated Holders (as defined below) have agreed to the Lock-up (as defined below) set forth in Section 2 hereof; and

     WHEREAS, it is a condition precedent to the obligations of the Holders to consummate the transactions described in the registration statement relating to the Offering that the Company provide the Holders with the registration rights set forth in Section 3 hereof.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  CERTAIN DEFINITIONS.

     As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:

     "AFFILIATED HOLDERS" shall mean the Holders listed as executive or senior officers in the Company's Registration Statement on Form S-11 (File No. 333- _______), as amended (or each individually as appropriate), including their successors and permitted assigns and transferees. The Affiliated Holders are listed on SCHEDULE A attached hereto.

     "IPO DATE" means the date of the final prospectus relating to the Offering.

     "MERRILL LYNCH" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "OFFERING" shall mean the sale of shares of Common Stock in connection with the Company's initial public offering.

     "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "REGISTRABLE SHARES" (a) when used with respect to a Holder, shall mean the Shares of such Holder, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement,
(ii) Shares sold pursuant to Rule 144 or (iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision) and (b) when used without reference to a Holder, shall mean the Registrable Shares of all Holders.

     "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "RULE 144" means Rule 144 under the Securities Act (or any successor provision).

     "SEC" shall mean the Securities and Exchange Commission.

     "SHARES" (a) when used with respect to a Holder, shall mean (i) the Common Shares issued to the Holder on the date hereof, and (ii) any Common Shares issued or to be issuable to the Holder upon redemption or in exchange for Units held by such Holder, and (b) when used without reference to a Holder, shall mean the Shares of all Holders.

     "UNAFFILIATED HOLDERS" shall mean the Holders not listed on SCHEDULE A attached hereto (or each individually as appropriate), including their successors and permitted assigns and transferees.

     2.  LOCK-UP AGREEMENT.

     (a) Each Holder hereby agrees that, except as set forth in Section 2(b) below, from the date hereof until two (2) years (in the case of Affiliated Holders) or one (1) year (in the case of Unaffiliated Holders) following the IPO Date (the "LOCK-UP PERIOD"), without the prior written consent of Merrill Lynch and the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively "DISPOSE OF"), any Shares or Units (the "LOCK-UP").

     (b) The following Dispositions of Shares and/or Units shall not be subject to the Lock-up set forth in Section 2(a):

                 (i) a Holder who is a natural person may Dispose of Shares or Units to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or such Holder retains the entire beneficial interest;

                 (ii) a Holder that is a corporation, partnership, joint venture or other business entity may Dispose of Shares or Units to one or more Persons who have an ownership interest in such Holder or to one or more other entities that are wholly owned and controlled, legally and beneficially, by such Holder or by one or more of the Persons who have an ownership interest in such Holder;

                 (iii) a Holder may Dispose of Shares or Units on his or her death to such Holder's estate, executor, administrator or personal representative or to such Holder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

                 (iv) a Holder may Dispose of Shares or Units as a gift or other transfer without consideration; and

                 (v) a Holder may Dispose of Shares or Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

PROVIDED, HOWEVER, that in the case of any transfer of Shares or Units pursuant to clauses (i), (ii), (iv) and (v), the transferor shall, at the request of the Company, provide evidence satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act.

In the event a Holder Disposes of Shares or Units described in this Section 2(b), such Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Shares or Units). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

     3.  REGISTRATION.

     (a) FILING OF AFFILIATED HOLDER RESALE SHELF REGISTRATION. Subject to the conditions set forth in this Agreement, the Company shall cause to be filed a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Affiliated Holders of all of the Registrable Shares of the Affiliated Holders in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC by the expiration of the Lock-up Period. The Company agrees to use reasonable efforts to keep the Registration Statement, after its date of effectiveness, continuously effective with respect to the Registrable Shares of a particular Affiliated Holder until the earlier of (a) the date on which such Affiliated Holder no longer holds any Registrable Shares or (b) the date on which all of the Registrable Shares held by such Affiliated Holder have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "AFFILIATED RESALE SHELF REGISTRATION EXPIRATION DATE").

      (b) FILING OF AN UNAFFILIATED RESALE SHELF REGISTRATION STATEMENT.
Subject to the conditions set forth in this Agreement, the Company shall cause to be filed a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Unaffiliated Holders of all of the Registrable Shares of the Unaffiliated Holders in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC by that date which is fourteen (14) months after the IPO Date. The Company agrees to use reasonable efforts to keep the Registration Statement, after its date of effectiveness, continuously effective with respect to the Registrable Shares of a particular Unaffiliated Holder until the earlier of (a) the date on which such Unaffiliated Holder no longer holds any Registrable Shares or (b) the date on which all of the Registrable Shares held by such Unaffiliated Holder have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "UNAFFILIATED RESALE SHELF REGISTRATION EXPIRATION DATE").

      (c) DEMAND REGISTRATION.   Subject to the conditions set forth in this
Agreement, at any time after the Affiliated Resale Shelf Registration Expiration Date or the Unaffiliated Resale Shelf Registration Expiration Date, as applicable, and while any Registrable Shares are outstanding, the Company shall, at the written request of any Affiliated Holder or Unaffiliated Holder, respectively, who is unable to sell its Registrable Shares pursuant to Rule 144(k) (or any successor provision), cause to be filed as soon as practicable after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from any Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective, after its date of effectiveness, until the date on which such Holder no longer holds any Registrable Shares.

      (d) PIGGYBACK REGISTRATION. If, at any time after the Affiliated Resale Shelf Registration Expiration Date or the Unaffiliated Resale Shelf Registration Expiration Date, as applicable, and while any Registrable Shares or Units are outstanding and a Registration Statement applicable to Holder under Sections 3(a), 3(b) or 3(c) is not effective, the Company (in its sole discretion and without any obligation to do so) proposes to file a registration statement under the Securities Act with respect to an offering solely of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), for its own account, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "PIGGYBACK REGISTRATION"). Subject to the provisions of Section 4 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith all Registrable Shares for which the Company has received written requests for inclusion therein within ten (10) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration exceeds the number of Common Shares that can be sold in such offering without impairing the pricing or other commercial practicality of such offering, the Company will include in such registration in the following priority: (i) first, all Common Shares the Company proposes to sell, (ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration by any Unaffiliated Holders and (iii) third, up to the full number of applicable Registrable Shares requested to be included in such registration by any Affiliated Holders which, in the case of clauses (ii) and (iii), in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with Registrable Shares allocated pro rata among the Unaffiliated Holders, and, if the request by all Unaffiliated Holders is satisfied and clause (iii) is therefore applicable, the Affiliated Holders on the basis of the total number of Registrable Shares requested to be included in such registration by all such Unaffiliated or Affiliated Holders, as applicable, pursuant to clauses (ii) and (iii) above, respectively).

      (e) REGISTRATION STATEMENT COVERING ISSUANCE OF COMMON STOCK. In lieu of the registration rights set forth in Sections 3(a), 3(b), 3(c) and 3(d) above, the Company may, in its sole discretion, prior to the first date upon which the Units held by the Holders may be redeemed (or such other date as may be required under applicable provisions of the Securities Act) file a registration statement (the "ISSUANCE REGISTRATION STATEMENT") under Rule 415 under the Securities Act relating to the issuance to Holders of Common Shares upon the redemption of Units or in exchange for Units. Thereupon, the Company shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC for all Common Shares covered thereby. The Company agrees to use reasonable efforts to keep the Issuance Shelf Registration Statement continuously effective, with respect to the Registrable Shares of a particular Holder, until the date on which such Holder has redeemed or exchanged such Holder's Units for Common Stock. In the event that the Company is unable to cause such Issuance Registration Statement to be declared effective by the SEC or (except as otherwise permitted by Sections 8(b) and 9) is unable to keep such Issuance Registration Statement effective until the date on which each Holder has redeemed or exchanged such Holder's Units for Common Stock, then the rights of each Holder set forth in Sections 3(a), 3(b), 3(c) and 3(d) above shall be restored.

      (f) NOTIFICATION AND DISTRIBUTION OF MATERIALS. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Shares of Holder and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

      (g) AMENDMENTS AND SUPPLEMENTS. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been issued or disposed of in accordance with the intended methods of disposition by the Holders or issuance by the Company as set forth in the Registration Statement or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon twenty (20) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

      (h) NOTICE OF CERTAIN EVENTS. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

      At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee , the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

      4. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

      5. EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

      6. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder (each, an "INDEMNITEE"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, THAT the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) such Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.

      7. COVENANTS OF HOLDERS. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement (other than an Issuance Registration Statement) to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

      8.  SUSPENSION OF REGISTRATION REQUIREMENT; RESTRICTION ON SALES.

      (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

      (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a BONA FIDE business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "SUSPENSION EVENT") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event.

      (c) Each holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144, during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of the registration statement relating to such Company-initiated offering.

      9. BLACK-OUT PERIOD. Each Holder agrees that, following the effectiveness of any Registration Statement (except an Issuance Registration Statement) relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state Securities Commission at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

      10. ADDITIONAL SHARES. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

      11. CONTRIBUTION. If the indemnification provided for in Sections 6 and 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

      The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

      Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

      12. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

      13. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of two-thirds of the aggregate of all Shares and Units held by Holders and, in the case of Sections 2 and 20 hereof, without the prior written consent of Merrill Lynch.

      14. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(g) or
Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

     If to the Company:  Boston Properties, Inc.
                         8 Arlington Street
                         Boston, MA 02116
                         Attn:  Edward H. Linde, President
                         Telecopy:  (617) 536-4233

     with a copy to:     Goodwin, Procter & Hoar  LLP
                         Exchange Place
                         Boston, MA 02109
                         Attn:  Gilbert G. Menna, P.C.
                         Telecopy:  (617) 523-1231

     If to the Holders:  As listed on the applicable Holder Signature Page

In addition to the manner of notice permitted above, notices given pursuant to Sections 3, 8 and 9 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

      15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder; PROVIDED, THAT any Holder may assign its rights hereunder to any person to whom such Holder may Dispose of Shares and/or Units pursuant to Section 2(b) hereof.

      16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

      18. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      19. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      20. THIRD PARTY BENEFICIARY. Merrill Lynch shall be a third party beneficiary or intended beneficiary to the agreement made by the Holders pursuant to Section 2 hereof and shall have the right to enforce such agreement directly to the extent it deems such enforcement necessary or desirable to protect its rights hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                            BOSTON PROPERTIES, INC.



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE

                                            Holder:



                                            -----------------------------------
                                            Print Name:


                                            ADDRESS FOR NOTICE:

                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------


                                            Copy to:

*Signed this day by one or more of the undersigned as attorneys-in-fact on behalf of the Holder named above under the power of attorney granted to such attorney-in-fact by such Holder pursuant to Article V of the Omnibus Option Agreement dated as of ________, 1997 by and among the Company and the Grantors named therein.


                                         ---------------------------------------
                                         Mortimer B. Zuckerman, Attorney-in-Fact


                                         ---------------------------------------
                                         Edward H. Linde, Attorney-in-Fact


                                         ---------------------------------------
                                         Raymond A. Ritchey, Attorney-in-Fact


                                         ---------------------------------------
                                         William J. Wedge, Attorney-in-Fact

                                                                      SCHEDULE A


                               AFFILIATED HOLDERS

                             Mortimer B. Zuckerman

                                Edward H. Linde

                                John J. Baraldi

                                David R. Barrett

                                Robert E. Burke

                                 John D. Camera

                             Frederick J. DeAngelis

                                  David G. Gaw

                               Peter D. Johnston

                              E. Mitchell Norville

                               Raymond A. Ritchey

                               James C. Rosenfeld

                                 Robert Selsam



DOCS\500247.2
4/4/97

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